UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Mudrick Capital Acquisition Corporation II

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On June 23, 2021, The Topps Company, Inc., will be holding discussions with prospective debt financing sources and other persons and will utilize the following presentation in connection with such discussions.

Lender Presentation June 2021 Exhibit 99.1

Disclaimer This Presentation (“Presentation”) is for informational purposes only to assist interested parties in making their own evaluation with respect to the proposed business combination (the “Business Combination”) between Mudrick Capital Acquisition Corporation II (“MUDS”) and Topps Intermediate Holdco, Inc. (“Topps”) and for no other purpose. Neither MUDS nor Topps nor any of their respective subsidiaries, stockholders, affiliates, representatives, control persons, partners, directors, officers, employees, advisers or agents make any representation or warranty, express or implied, as to the value that may be realized in connection with the Business Combination, the legal, regulatory, tax, financing, accounting or other effects of the Business Combination or the accuracy or completeness of the information contained in this Presentation, and none of them shall have any liability based on or arising from, in whole or in part, any information contained in, or omitted from, this Presentation or for any other written or oral communication transmitted to any person or entity in the course of its evaluation of the Presentation. Only those representations and warranties that are expressly made in a definitive written agreement, if executed, and subject to the limitations and restrictions specified therein, shall have any legal effect. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision. The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs. Presentation of Financial Information This Presentation includes preliminary unaudited financial results of Topps for the fiscal quarter ended April 3, 2021. Topps’ unaudited consolidated financial statements for the quarter ended April 3, 2021 are not yet available. Preliminary unaudited financial results are subject to change, and neither Topps nor any of its affiliates undertakes any obligation to update this information. These preliminary unaudited financial results may differ from actual results. Actual results remain subject to the completion of management’s and the audit committee’s final review, as well as the year-end audit. During the course of the preparation of the financial statements and related notes and the year-end audit, additional items that require material adjustments to the preliminary unaudited financial information included in this Presentation below may be identified. Therefore, you should not place undue reliance upon these preliminary unaudited financial results. Topps’ independent registered public accounting firm, BDO USA, LLP (“BDO”), has not completed its audit, review and procedures with respect to this preliminary unaudited financial information and, accordingly, BDO does not express an opinion or any other form of assurance with respect thereto. The pro forma financial information and data contained in this Presentation is unaudited and does not conform to Article 11 of Regulation S-X promulgated under the Securities Act of 1933, as amended (the “Securities Act”). Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, the proxy statement for the Business Combination. Use of Data This Presentation contains information derived from third party sources, including research, surveys or studies conducted by third parties, information provided by customers and/or industry or general publications. While we believe that such third-party information is reliable, neither MUDS nor Topps have independently verified, and neither MUDS nor Topps nor any of their respective affiliates makes any representation as to the accuracy of, such third party information. Use of Trademarks and Other Intellectual Property All registered or unregistered service marks, trademarks and trade names referred to in this Presentation are the property of their respective owners, and the use herein does not imply an affiliation with, or endorsement by, the owners of these service marks, trademarks and trade names. Third-party logos included herein may represent license partners or customers or may be provided simply for illustrative purposes only. Inclusion of such logos does not necessarily imply affiliation with or endorsement by such businesses. There is no guarantee that either MUDS or Topps will work, or continue to work, with any of the businesses whose logos are included herein in the future. Use of Projections This Presentation contains financial forecasts or projections (collectively “Projections”) prepared by Topps. Topps’ independent registered public accounting firm has not audited, reviewed, compiled or performed any procedures with respect to the Projections for the purpose of their inclusion in this Presentation, and accordingly, neither MUDS nor Topps expresses an opinion or provides any other form of assurance with respect thereto for the purpose of this Presentation. These Projections should not be relied upon as being necessarily indicative of future results. The Projections presented herein are provided solely for illustrative purposes, reflect the current beliefs of Topps as of the date hereof, and are based on a variety of assumptions and estimates about, among others, future operating results, market conditions, any transaction costs, all of which may differ from the assumptions on which the Projections herein are based. Neither Topps nor any of its affiliates assumes any obligation to update the Projections or information, data, models, facts or assumptions underlying the Projections in this Presentation. See “Cautionary Language Regarding Forward-Looking Statements.” Non-GAAP Financial Measures This Presentation includes certain non-GAAP financial measures, including Adjusted EBITDA and Pro Forma Adjusted EBITDA, that are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). Please see slide 39 for a reconciliation of non-GAAP financial measures to the most closely comparable GAAP measures. These non-GAAP measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. To the extent that forward-looking non-GAAP financial measures are provided, they are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation. MUDS and Topps believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Topps’ financial condition and results of operations. MUDS and Topps believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends. Topps' method of determining these non-GAAP measures may be different from other companies' methods and, therefore, may not be comparable to those used by other companies and Topps does not recommend the sole use of these non-GAAP measures to assess its financial performance.

Disclaimer (cont.) Cautionary Language Regarding Forward-Looking Statements This Presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements may include estimated financial information, including with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of MUDS, Topps or the combined company after completion of the Business Combination, and are based on current expectations that are subject to known and unknown risks and uncertainties, which could cause actual results or outcomes to differ materially from expectations expressed or implied by such forward-looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could result in the Business Combination not being completed at all or on the expected timeline, including as a result of the termination of the definitive documentation with respect to the Business Combination or the failure to obtain approval of MUDS’ stockholders or other conditions to closing in the definitive documentation with respect to the Business Combination; (2) the outcome of any legal proceedings that may be instituted against MUDS or Topps or any of their respective directors or officers, following the announcement of the Business Combination; (3) the ability to meet applicable NASDAQ listing standards; (4) the risk that the Business Combination disrupts current plans and operations of Topps' business as a result of the announcement and consummation of the Business Combination; (5) the inability to complete the PIPE Investment; (6) changes in domestic and foreign business, market, financial, political and legal conditions; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the impact of the global COVID-19 pandemic or any of the foregoing risks; and (11) other risks and uncertainties indicated from time to time in the proxy statement relating to the Business Combination, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by MUDS. Investors are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither MUDS nor Topps, nor any of their respective affiliates, undertakes any commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. The forward-looking statements in this Presentation speak as of the date of this Presentation. Although MUDS may from time to time voluntarily update its prior forward-looking statements, it disclaims any commitment to do so whether as a result of new information, future events, changes in assumptions or otherwise except as required by applicable securities laws. No Offer or Solicitation This Presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Presentation shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. Additional Information About the Proposed Business Combination and Where to Find It In connection with the Business Combination involving MUDS and Topps, MUDS filed a preliminary proxy statement with the SEC on May 12, 2021 as amended on May 13, 2021 and June 22, 2021. This Presentation does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. MUDS’ stockholders and other interested persons are advised to read the preliminary proxy statement, any amendments thereto and, when available, the definitive proxy statement and any other documents filed, in connection with MUDS’ solicitation of proxies for its special meeting of stockholders to be held to approve the Business Combination and other matters, as these materials will contain important information about MUDS, Topps and the Business Combination. When available, the definitive proxy statement and other relevant materials for the Business Combination will be mailed to stockholders of MUDS as of the record date to be established for voting on the Business Combination. Stockholders of MUDS will also be able to obtain copies of the proxy statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov. In addition, the documents filed by MUDS may be obtained free of charge from MUDS by directing a request to: Mudrick Capital Acquisition Corporation II, 527 Madison Avenue, Sixth Floor, New York, New York 10022. Participants in Solicitation MUDS, Topps and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from MUDS’ stockholders in connection with the Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of MUDS’ stockholders in connection with the Business Combination will be set forth in MUDS’ proxy statement when it is filed with the SEC. You can find more information about MUDS’ directors and executive officers in MUDS’ Amendment No. 2 to the Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on May 10, 2021. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in MUDS’ preliminary and definitive proxy statement when it becomes available. Stockholders, potential investors and other interested persons should read the proxy statement carefully when it becomes available before making any voting or investment decisions. When available, these documents can be obtained free of charge from the sources indicated above.

Management Presenters Managing Director at Mudrick Capital since 2010 20+ years of experience analyzing equity opportunities across a diverse range of industries David Kirsch Managing Director David Kirsch Managing Director Business and entertainment executive serving as Disney’s CEO from 1984 through 2005 Acquired Topps in 2007 with Madison Dearborn Partners, has since served as Chairman Michael Eisner Chairman Michael Eisner Chairman Executive Chairman Andy Redman CEO of The Topps Company since 2016 Joined Topps in 2009 as General Manager of Global Confections responsible for Bazooka Candy 25+ years of industry experience, including roles at Nabisco and Kraft Foods CFO of The Topps Company since 2014 CFO of XO Group (2008 – 2013) CFO of Genius Products (2006 – 2008) Michael Brandstaedter President & CEO John Mueller Chief Financial Officer Michael Brandstaedter President and CEO John Mueller CFO Serves as Executive Chairman of Topps and has been a Director on Topps’ Board since the acquisition in 2007 President & COO of The Tornante Company Andy Redman Executive Chairman Executive Chairman

Transaction Summary

Summary of Transactions Transaction Summary 3 2 1 The Topps Company, Inc. (“Topps” or the “Company”) is a leading global sports and entertainment company Creates powerful consumer connections through its Sports & Entertainment and Confections businesses Features an iconic portfolio of physical trading cards, interactive apps, gifting / payment solutions, and confectionary products Generated LTM 4/3/2021 Total Revenue and Pro Forma Adj. EBITDA of $626 million and $115 million(a), respectively (18% margin) On April 6, 2021, Topps Intermediate Holdco, Inc., the direct parent of Topps, announced its merger with Mudrick Capital Acquisition Corporation II (“Mudrick”). Based upon 6/22/21 closing price of MUDS of $12.25/share, implied post-money enterprise value of $1.5 billion (the “SPAC Transaction”) SPAC Transaction value represents a 11.1x - 11.9x multiple of 2021 Outlook Adjusted EBITDA range of $130 - $140 million SPAC Transaction funded with Mudrick’s $321 million of cash in trust and $250 million of committed PIPE financing Upon closing of the transaction, Mudrick will trade on the NASDAQ under ticker “TOPP” under the name “Topps Companies, Inc.” $50 million cash balance at closing With closing concurrent with the SPAC transaction, Topps is seeking to raise $250 million of new senior secured credit facilities (the “Financing Transaction”) comprised of: $50 million 5-year Revolving Credit Facility, expected to be undrawn at close $200 million 7-year First Lien Term Loan Proceeds will be used to refinance the Company’s existing credit facilities Pro forma for the Financing Transaction, gross and net leverage will be 1.7x and 1.3x, respectively off of LTM 4/3/21 Adj. EBITDA Inclusive of $9 million of estimated public company costs. See page 39 in the Appendix for the reconciliation.

1 Transaction Summary 2 3

SPAC Transaction Overview

Estimated Sources and Uses

($ in millions, except per share values)

Sources	$	%
Rollover Equity	$512	45%
SPAC Cash In Trust [(a)]	321	28%
PIPE Proceeds [(b)]	250	22%
Cash from Balance Sheet	50	4%
Total Sources	**$1,133**	**100%**

Uses		
Cash to Selling Shareholders	$521	46%
Rollover Equity	512	45%
Est. Fees & Expenses [(c)]	50	4%
Cash to Balance Sheet	50	4%
Total Uses	**$1,133**	**100%**

Pro Forma Valuation[(d)]

Share Price as of 6/22 Close	$12.25
(x) Shares Outstanding [(e)]	115
Pro Forma Equity Value	$1,403
Less: Pro Forma Cash	(50)
Plus: Existing Debt [(f)]	195
Pro Forma Enterprise Value	**$1,548**
' / '21 Outlook Adj. EBITDA ($130 - $140) [(g)]	*11.1x - 11.9x*
' / '21 Outlook Adj. EBITDA - CapEx ($125 - $135) [(g)]	*11.5x - 12.4x*
PF Net Leverage on '20A Adj. EBITDA ($92) [(g)(h)]	*1.6x*

Pro Forma Ownership[(i)]

- Tornante is rolling over 100% of its shares as part of the Transaction
- Post Transaction, the company will have a dual class share structure with super voting rights for Tornante at a ratio of 10:1


MUDS II Founder Shares 7%
MDP / Management 7%
PIPE Investors 21%
Tornante (j) 37%
MUDS II Public Shareholders 28%

(a) Assumes no redemption by MUDS II's existing shareholders. Actual results in connection with the business combination may differ.
(b) Assumes 24.6 million shares are issued at $10.15 per share.
(c) Estimated Total Transaction Expenses for both MUDS II and Topps.
(d) Excludes any impact from potential earnout consideration to existing Topps investors.
(e) Pro forma share count assumes no redemption by MUDS II's existing shareholders and includes 31.6 million MUDS II public shares, 7.9 million MUDS II founder shares, 24.6 million PIPE investor shares and 50.4 million shares issued to existing Topps shareholders. Excludes public and private placement warrants and earnout shares.
(f) Represents balance sheet amount as of Q1 2021.
(g) With respect to Non-GAAP financial measures, see slide 1 "Non-GAAP Financial Measures" under "Disclaimer" and reconciliation set forth in Appendix slide 39.
(h) Pro forma net leverage represents total funded debt of $195m less $50m of cash at the time of the transaction.
(i) Represents estimated economic ownership; assumes no redemptions from trust and $250MM PIPE offering. Excludes public and private placement warrants and earnout shares. Figures rounded to the nearest percentage.
(j) Tornante receives 10-for-1 voting shares.

6

Senior Secured Credit Facilities Transaction Overview Sources, Uses & Pro Forma Capitalization Expected to be undrawn at close. Pro forma cash balance upon closing of the Mudrick SPAC transaction will be $50 million. Current principal amount. As of Tuesday, June 22, 2021 at close. Inclusive of $9 million of estimated public company costs. 2021 Outlook represents the midpoint of $130 – 140 million FY 2021 Outlook. See page 39 in the Appendix for the reconciliation. Transaction Summary 3 2 1

Pro Forma Organizational Structure Post-Business Combination The Topps Company, Inc. Domestic subsidiaries(a) International subsidiaries(b) $50 million First Lien Senior Secured Revolving Credit Facility $200 million First Lien Senior Secured Term Loan Facility Topps Intermediate Holdco, LLC (f/k/a Topps Intermediate Holdco, Inc.) Borrower Guarantor Nearly 100% of EBITDA and cash flow sits in the borrower / guarantor group 8 Transaction Summary 3 2 1 Domestic subsidiaries will be guarantors (subject to customary exceptions). International subsidiaries will not be guarantors. Topps Companies, Inc. Public Company (not party to the credit facilities described below)

Business Overview and Growth Strategy 9

0 Physical (57% of revenue) Digital (6% of revenue) Gift Cards (5% of revenue) Confections (33% of revenue) Inclusive of $9 million of estimated public company costs. With respect to Non-GAAP financial measures, see slide 1 “Non-GAAP Financial Measures” under “Disclaimer” and reconciliation set forth in Appendix slide 39. Iconic portfolio of trading cards, stickers and curated experiences, including e-Commerce platform Branded confectionery portfolio delivering “Edible Entertainment” Global gifting / payment solutions for leading consumer-centric tech companies Interactive apps creating communities of users who collect, trade and play online Sports & Entertainment (67% of revenue) INNOVATION Topps at-a-glance (LTM Q1 2021): Revenue: $626m | Pro Forma Adj. EBITDA(a): $115m Iconic Portfolio of Brands and Products Creates Powerful Consumer Connections…One Moment at a Time Business Overview and Growth Strategy 1 3 2

Large, Dynamic Trading Cards Industry 11 Physical Sports & Entertainment 1 3 2A

…distributed across multiple channels …connecting with a broad consumer base… A diversified portfolio of product offerings and price points… Kids Collectors & Fans High-End Enthusiasts Note: Represents a subset of products. Figures based on management estimates as a percentage of total Physical S&E sales. 2005 1977 2018 1951 2013 2016 2015 2024 2019 2008 2020 Diverse Portfolio of IP Built Upon Long-Term Strategic Licensing Partnerships with Global Iconic Brands Physical Sports & Entertainment 1 3 2A Hobby 45%(a) e-Commerce 30%(a) Retail 25%(a) ’20A Sales $314m $1 $2 $20 $300 $7,500 $25,000 $50 $150

Unique product identities and growth strategies drive user experience and portfolio growth Flagship Kid-focused Bowman Vintage Transcendent e-Commerce Entry-level collectibles, appeal to wide range of collectors Collect, trade and play Top prospects and superstars Intersection of modern baseball and nostalgia One-of-a-kind experience Exclusive, limited edition collectibles Retail Hobby e-Commerce High End Higher price point premium product # of products ~44 # of products ~15 # of products ~10 # of products ~20 # of products ~6 # of products ~21 # of products 125+ Balanced Product Portfolio for Hobby and Retail Channels Year-Round ~44 ~15 ~10 ~20 ~6 ~21 125+ Number of products Physical Sports & Entertainment 1 3 2A 100+ Physical Products, Not Including e-Commerce Exclusives

1 | 2A Physical Sports & Entertainment – Growth Strategy | 3

Growth Through E-Commerce

Anticipating macro trends on a global basis

topps.com

Print-On-Demand: Your Team. Your Hero. Your Moment.




PROJECT
2020


TOPPS
ONDEMAND
On-Demand


Curated Sets


TOPPS
BASEBALL
582
MONTGOMERY


Exclusive Pack Products


Influencer Collaborations


Archival Collections


Project 70

Accelerating e-Commerce Revenues

<$5m
FY 2015 Revenue

~$92m
FY 2020 Revenue

14

1 | 2A Physical Sports & Entertainment – Growth Strategy | 3

Project 2020 Case Study: Unique, E-Commerce Content Creation

Unique, e-Commerce content creation

- Product created to attract new collectors from adjacent demographics
- Special collaboration in which 20 renowned artists each re-designed 20 classic baseball cards
- Each card only available for 48 hours exclusively through Topps.com

Selected cards creating a cultural phenomenon



Mariano Rivera (*JK5*) | Cal Ripkin (*Sophia Chang*) | Tony Gwynn (*Fucci*)



Blake Jamieson



Ben Baller

Key takeaways

- ✓ 400 total cards created (20 x 20)
- ✓ 2.5 million cards sold in total
- ✓ 99k Keith Shore Ken Griffey Jr cards sold in 48 hours making it the highest print run ever on Topps.com
- ✓ 75k+ individual buyers participated in the sale
- ✓ Gained valuable consumer insights through data analytics
- ✓ Special collaboration to commemorate Topps' 70th anniversary of baseball launched in February
- ✓ Positive feedback throughout from all participating artists with majority of Project 2020 artists returning for 2021

15

Topps

1 2A Physical Sports & Entertainment – Growth Strategy 3

Growth Through Innovation

Timely and customizable experiences tracking the pulse of the market

Influencers	Unboxing Trend	Changing Retail Landscape	Fast-Moving Entertainment	Digital Usage Among Younger Demo
	topps 2021 SERIES ONE RIP PARTY			
Gary Vee & Steve Aoki	Case Breaking Events	Target / Walmart exclusives	Mandalorian Print-on-Demand	Match Attax App

KEY GROWTH AREAS

New Licenses & Extensions

EURO2024 GERMANY · BVB 09 · F1

- Opportunities to leverage relationships and create new, innovative content

International Expansion

Japan · Switzerland · Russia · Poland · Korea · Austria · China

- New international sports licenses targeted; further penetration of core markets worldwide

Experiential Events



UEFA Champions League



Transcendent

- Numerous events hosted annually

Digital Products

topps TOTAL FOOTBALL

- New game mechanic and ability to print on-demand

16

topps

2012 Topps BUNT 2013 Topps KICK 2015 Star Wars Card Trader 2016 WWE SLAM 2019 Marvel Collect 2016 The Walking Dead Collect 2016 NHL SKATE 2019 Disney Collect Topps Digital Sports & Entertainment – Portfolio of Iconic Properties Digital Sports & Entertainment 1 3 2B

Video Special FX 3D Objects Trade Chat Enter contests Win prizes Digital collectibles reimagined Built for digital Bring collectibles to life in new ways Enable unique connections to moments & heroes Connect with other fans Follow other collectors Trade with fans all over the world Chat & communicate in-app Free-to-play experience Sports contests synced with live events Missions, events & activities Earn free coins to keep playing Collect Trade Play Average Apple App Store rating of 4.3 vs. 3.7 for peers(a) Source: Apple app ratings as of June 2021. Peers include Panini, Quidd, and EpicsGG. Ecosystem of Branded Apps Virtual collection in your pocket Digital Sports & Entertainment 1 3 2B

Represents CAGR from active apps May 2019 to May 2021. Innovation & Community Blockchain Modernized Platform Expanding Topps’ Digital Ecosystems Investment in platforms, communities and content Digital Sports & Entertainment – Growth Strategy 1 3 2B Rebuilt and modernized entire tech platform front-to-back over last 2 years Platform is high-performance, scalable and enables rapid feature development User experience redesigned for broader appeal Grow daily active users through ROI-positive user acquisition Build the community through events, Watch Parties, Twitch channel Daily active users have grown at a 44% CAGR(a) Expansion into Blockchain creates incremental revenue opportunities Proved the business in 2020 with GPK Expand with other Topps properties and licenses Build secondary market revenue stream

2008 Global processing platform and Pulse Reporting launch 2011 GMG acquired by The Topps Company, renamed Topps Digital Services 2015 Expanded offices to Mexico, UK / EU and Australia 2017 International expansion surpasses 40 countries 2007 GMG Ent founded by Jeff Mickeal & Tim Pechmann 2009 First global partnership Facebook 2014 Netflix program launches 2018 1st Party branded eGift Platform 2015 Uber program launches 2019 Doordash, Nike and Airbnb added as clients Evolution of Topps Gift Cards – Continued Addition of Blue-Chip Clients Gift Cards 1 3 2C Topps has a demonstrated history of servicing an increasing number of high growth, global digital companies Topps' extensive focus on its products and customer experience has led it to become an integrated global platform 2020 Instacart and Twitch added as clients

1 | 2C Gift Cards | 3

Integrated Distribution and Payment Platform for the World's Top Digital Brands

Value Proposition



Topps Digital Services®
InComm
And 60+ more
Blackhawk
B2B & Loyalty
ePay
Launch Gift Cards(a)

- One-stop-shop solution
- Global distribution capabilities
- Easy to integrate with significant savings to clients
- Comprehensive reporting and tracking solutions
- Valuable customer acquisition tool for clients

Strong Client Portfolio



$25
DOORDASH
Uber
$25
Get a ride or meal in minutes
Uber Eats
$15-$200
NETFLIX
$30

airbnb
HARRY'S
hulu
instacart
sling
StubHub
twitch

Scalable Platform

$1bn+
Annual Transactions(b)

~30%
2019A –2022E CAGR(c)

Key Growth Drivers

Physical Gift Cards



Uber
$25
Get a ride or meal in minutes
$25
DOORDASH
Your favorite restaurants, delivered.

Digital Transformation →



e-Gifting

(a) Owned by Topps.
(b) Based on actual client sales processed through the Gift Card division's owned and operated global gift card processing platform.
(c) Projections use Topps management estimates. With respect to projections, see slide 1 "Use of Projections" under "Disclaimer."

21

Topps

1 2C Gift Cards 3

The Global Settlement Network Enables Transactions in ~30 Currencies

Efficient settlement process on a global scale


Purchaser
Pays
Retailer / Merchant
Global retailers:
Walmart
Target
Tesco
Advocate
Payment
Service provider / Activator
Big 3:
1. InComm
2. Blackhawk
3. ePay & others
Payment
Topps Digital Services ("TDS")
Topps Bank Account
Advocate
Payment
Client
Client Bank Account

- As part of the gift card processing services (and on behalf of clients) TDS **collects the net proceeds** from gift card sales and **remits to our clients**
- TDS collects the net proceeds from gift card sales **in the functional currency in which the cards were issued**
- Simplifying the global gift card remittance process for our clients **across 30+ currencies**

22

A Market-Leading Portfolio with a Unique Point of Differentiation Topps Confections is differentiated by its Edible Entertainment® marketing and innovation platform Edible Entertainment® An Interactive Experience with Value-Added Play Elements or Functionality That Drives Topps Confections Brand Equity, Innovation Agenda, and Success in the Market Wearable Functional Customizable Collectible Topps Confections: Key Strategic Pillars Core Brand Equity Support Innovation Leadership Financially Attractive Operational Model e-Commerce Growth International Expansion United States China Taiwan Thailand` Mexico Tunisia Spain Confections 1 3 2D

Top Selling Non-chocolate Items in U.S. Retail(d) Culture of equity building, continuous innovation and executional excellence has made Topps the leading U.S. manufacturer of front-of-store non-chocolate candy(a) Iconic Heritage Brands Innovative New Brands And Extensions Source: As measured by IRI, Topps is the #1 ranked manufacturer of non-chocolate confections in MULO (all outlets except convenience) and is the #3 ranked manufacturer in all outlets. Latest 52 weeks ending 12/27/20. Source: Year 2014 Nielsen All-outlet data. Years 2015-2020 US IRI All-outlet data. Source: IRI All Outlet Data (MULO+C). Q2 = 13 WE 6/28/20, Q3 = 13 WE 9/27/20, Q4 = 13 WE 12/27/20, Q1 = 13 WE 3/28/21. Source: Represents US IRI large format stores (MULO) latest 52 weeks ending 12/27/20. Reflects front-of-store rankings. 74 Years 23 Years 35 Years 44 Years 18 Years 4 Years 6 Years 9 Years Diversified Retailer Footprint Rank Item #1 Pay Day King Size #2 Baby Bottle Pop #3 Push Pop #4 Juicy Drop Pop #5 Skittles Regular #6 Payday Regular #7 Red Vines #8 Starburst #9 Skittles Share Size #10 Twizzlers U.S. International Engaging Consumers Through ‘Edible Entertainment’ Confections 1 3 2D Continued Growth Driver 5.2% (b) (b) $ Sales % Change vs YAG by Quarter Topps Confections vs Confections Category(c)

Retailer Growth Marketing CONTINUED NOVELTY AND BREAKTHROUGH INNOVATION EXPAND SEASONAL OFFERINGS AND GROW BACK OF STORE DRIVE E-COMMERCE GROWTH BUILD INTERNATIONAL MARKETS Novelty brand extensions New brands / breakthrough(a) Existing core markets New market opportunities Licensed markets Other Topps Confections distribution markets Represents concept under development. Name, product and packaging all currently being assessed. Does not represent final product. Ring Pop 20 Count Bag and Variety Box ranked #2 and #10 respectively on Amazon’s top confections items as of March 1, 2021 11:00am EST. Innovation Continuous Innovation to Extend into New Segments, Emerging Categories and High-Growth Channels MULTI-PRONGED APPROACH DRIVES CATEGORY-EXCEEDING GROWTH Confections – Growth Strategy 1 3 2D Existing Accounts Top 10 Ranked Items (b) New Accounts

1 2 Business Overview and Growth Strategy 3

Competitive Advantages…and Why Topps Wins!

Trusted Brand for 80 Years

- Built upon long-term successful partnerships with iconic brands
- Highly-recognized product identities for a wide range of demographics
- Loyal customer relationships across all sales channels

Innovation, Innovation, Innovation

- Continued evolution with changing consumer behavior and demand over the years
- Expansion and acceleration of e-Commerce offerings and innovation of products
- Transformation of online presence over the past 5 years

Engagement Through Multiple Platforms

- Topps' competitive differentiation is driven by its product variety, providing an end-to-end offering for existing and potential partners and brands
- Bring immediate accretion to brand value and engagement driving customer expansion, awareness and loyalty



Physical Sports & Entertainment



E-Commerce


STAR WARS
COLLECT
KICK

Digital Sports & Entertainment

World-Class Management / Global Infrastructure

- Topps has built a global reputation through its iconic products and brands
- Continued global success driven by global distribution and continued focus of international customer reach
- Key competitive factor in securing license partnerships

15 Offices Worldwide

~100 Countries with Distribution

~540 Global Employees[(a)]

(a) Employee figures include approximately 100 Union employees.

26

Financial Overview

Steadily Low Capital Spending Consistently Strong and Increasing Revenue Accelerating EBITDA Revenue ($m) Pro Forma Adj. EBITDA(b)(c) ($m) Capital Expenditures ($m) 21 Outlook publicly disclosed outlook range reflected in dotted box. With respect to projections, see slide 1 “Use of Projections” under “Disclaimer.” With respect to Non-GAAP financial measures, see slide 1 “Non-GAAP Financial Measures” under “Disclaimer” and reconciliation set forth in Appendix slide 39. 23% 34% 11% 16% 18% % growth % margin 2% (e) Attractive Financial Profile Commentary (a) Financial Overview 1 2 3 $740 31% - 34% $130 (a) (a) 17.6% - 18.4% Includes the burden of estimated public company costs (2020A $9mm; LTM Q1 2021 $9mm; 21 Outlook $9mm). YoY growth versus LTM Q1 2020. Excludes the burden of public company costs. (d)

(5%) 52% 75% 95% Total: 28% CAGR ’19A - LTM Physical S&E Digital S&E Gift Cards Confections REVENUE ($ millions) Strong Growth Driven by the Sports & Entertainment Business… 21 Outlook publicly disclosed outlook range reflected in dotted box. With respect to projections, see slide 1 “Use of Projections” under “Disclaimer.” (a) Financial Overview 1 2 3 $740

Sports & Entertainment driving growth with expanding margins Strong foundation in the Digital channels poised for rapid growth Stable Confections revenue and margins Confections Sports & Entertainment Consolidated 2020A 21 Outlook 2019A LTM Q1 2021 Note: Confections and S&E Adj. EBITDA margins do not include an allocation of corporate expenses. Consolidated Pro Forma Adj. EBITDA Margins include the pro forma impact of estimated public company costs of $9 million for 2020A – 21 Outlook; 2019A excludes the burden of public company costs. With respect to Non-GAAP financial measures, see slide 1 “Non-GAAP Financial Measures” under “Disclaimer” and reconciliation set forth in Appendix slide 39. Pro Forma Adj. EBITDA Margin (%)(a) Adj. EBITDA Margin (%)(a) …Driving Consistently Attractive Margins Financial Overview 1 2 3 16.1% 2020A 2019A LTM Q1 2021 2020A 2019A LTM Q1 2021 17.6%

1 2 3 Financial Overview

Financial Update

Q1 Consolidated Net Sales ($mm)


$107
+9%
$167
+55%
2020
2021A

2021 Consolidated Net Sales ($mm)


$567
+23%
$626
+34%(a)
$760(b)
$740
+31% - +34%
2020
LTM Q1 2021
2021 Outlook

Q1 Consolidated Adj. EBITDA(c)(d) ($mm)


$13
+76%
$36
+178%
2020
2021A

Margins *12%* *22%*

2021 Consolidated PF Adj. EBITDA(c)(e) ($mm)


$92
+96%(b)
$115
+141%(a)
$140(b)
$130
+41% - +52%
2020
LTM Q1 2021
2021 Outlook

Margins *16%* *18%* *17.6%-18.4%*

Q1 2021 Commentary

Sports & Entertainment

- Physical S&E strength (+102% y-o-y) due to hobby demand, timing, retail sell-through and e-commerce
- Digital S&E +111% y-o-y due to core apps Godzilla NFT release
- Gift Cards continued strength from key clients and unplanned bulk orders
- Margin expansion due to mix shift to higher margin offerings, dynamic pricing & higher retail sell-through

Confections

- Higher sales (11% y-o-y) driven by velocity/ strong consumer demand and eCommerce growth
- Increase in sales partly offset by supply chain constraints and freight costs

(a) YoY growth versus LTM Q1 2020.
(b) Projections use Topps management estimates. With respect to projections, see slide 1 "Use of Projections" under "Disclaimer".
(c) With respect to Non-GAAP financial measures, see slide 1 "Non-GAAP Financial Measures" under "Disclaimer" and reconciliation set forth in Appendix slide 39.
(d) Excludes the burden of estimated public company costs.
(e) Includes the burden of estimated public company costs of $9mm.

31

Topps

Growth Accelerators Adjacencies Student athletes Sports betting Channel / Geography Digital expansion (blockchain/NFT) E-commerce growth International expansion Licenses Euro 2024 / Euro 2028 eSports New partners Illustrative: +10% Margin Expansion Significant Organic Upside Through Reinvestment of Cash Flows… Financial Overview 1 2 3

1 2 Business Overview and Growth Strategy 3

Iconic Company with Wide Brand Recognition: a Compelling Credit Story

Leading global sports and entertainment company
***Multi-platform products** appealing to a broad base of consumers*

Highly diverse portfolio of IP built upon long-term strategic licensing partnerships with global iconic brands
~70 year MLB** partnership; **~40 years** with **Star Wars** franchise; and **~12 years** with **Bundesliga

Confections business is differentiated, interactive experience with value-added functionality
Drives brand equity, innovation agenda and success in the market with strong and proven profitability

Accelerating growth driven by core franchise momentum, unique content, innovation and social and digital engagement
*Compelling strategy producing **category defining content** and **differentiated Edible Entertainment** confections*

Multiple organic growth levers and strong industry tailwinds
*Geographic expansion, product diversification and new IP supporting **core and adjacent expansion***

Attractive financial profile
Compelling double-digit top-line growth with visibility into growth

Margin expansion driven by continued development of digital channels
Physical S&E e-Commerce, Digital S&E and Gift Cards driving margin expansion

Numerous upside growth opportunities
*New **licensing opportunities** (Esports, sports leagues, college athletics, movies) and **M&A***

Long-tenured management team with an established track record of success
***20+** years on average of industry experience*

33

Syndication Overview

Summary of Terms New Senior Secured Credit Facilities Borrower: The Topps Company, Inc. (the “Borrower”) Guarantees: The senior secured credit facilities shall be unconditionally guaranteed by the direct holding company parent of the Borrower and each of the material direct and indirect domestic restricted subsidiaries of the Borrower, subject to customary exceptions and exclusions Security: The senior secured credit facilities shall be secured by first-priority liens (subject to permitted liens) on substantially all tangible and intangible assets (including all or a customary percentage of the capital stock of certain subsidiaries) of the Borrower and the Guarantors, in each case, subject to certain customary exceptions and exclusions Facilities: Tranche Amount Coupon LIBOR Floor OID Tenor Unused Fee Revolving Credit Facility $50mm L+ [ ● ] bps [ ● ]% -- 5 years [ ● ] bps Term Loan B $200mm L+ [ ● ] bps [ ● ]% [ ● ] 7 years -- Incremental Facilities: Fixed dollar basket of the greater of approx. $115 million and 100% LTM EBITDA, plus an additional amount subject to, in the case of pari passu incremental facilities, a first lien net leverage ratio to be agreed and, in the case of junior secured or unsecured incremental facilities, other leverage or interest coverage ratios (as applicable) to be agreed, plus other customary amounts Amortization: Revolving Credit Facility: Term Loan B: None 1% per annum; bullet at maturity Optional Prepayments: Revolving Credit Facility: Term Loan B: Without premium or penalty 101 soft call for 6 months, repayable at par thereafter Mandatory Prepayments: 100% of proceeds from asset sales and insurance proceeds (with step-downs to 50% and 0% based on first lien net leverage ratios to be agreed and subject to customary exceptions and reinvestment rights); 100% of net proceeds from issuances of debt (other than permitted debt); and 50% of annual excess cash flow (subject to customary exceptions and adjustments) commencing with the second full fiscal year ending after closing (with step-downs to 25% and 0% based on first lien net leverage ratios to be agreed) Financial Covenant: Revolving Credit Facility: Term Loan B: Springing maximum first lien net leverage ratio test at a level to be agreed when drawn amount (subject to customary exceptions) exceeds 40% of total commitments None Other Covenants: Other covenants customary for transactions of this nature, including, but not limited to: (i) limitations on debt, (ii) limitations on mergers and acquisitions, (iii) limitations on restricted payments, (iv) limitations on asset sales, (v) limitations on liens, and (vi) limitations on transactions with affiliates Transaction Summary 3 2 1

Syndication Timeline Date: Event: June 22nd Launch lender call June 23rd Host lender call July 7th Lender commitments due August Closing and funding (concurrent with SPAC transaction) Denotes holiday August 2021 M T W T F S S 16 17 18 19 20 21 15 23 24 25 26 27 28 22 30 31 29 2 3 4 5 6 7 1 9 10 11 12 13 14 8 June 2021 M T W T F S S 14 15 16 17 18 19 13 21 22 23 24 25 26 20 28 29 30 27 7 8 9 10 11 12 6 1 2 3 4 5 July 2021 S M T W T F S 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 1 2 3 Transaction Summary 3 2 1

Appendix

Segment Financial Information Note: Confections and S&E Adj. EBITDA margins do not include an allocation of corporate expenses. Pro forma Adj. EBITDA and margins include the pro forma impact of estimated public company costs of $9 million for 2020A – 21 Outlook. 2019 Adj. EBITDA and margin excludes the burden of public company costs. Projections use Topps management estimates. With respect to projections, see slide 1 “Use of Projections” under “Disclaimer.” ($ in millions)   2019A 2020A LTM Q1 2021 21 Outlook(a) '19A - LTM CAGR Physical Sports and Entertainment 210 314 354 52% Digital Sports and Entertainment 18 31 37 75% Gift Cards 13 24 30 95% Confections 219 198 205 (5%) Total Revenue   $460 $567 $626 $740 - $760 28% % growth 2% 23% 34%(c) 31% - 34% Sports and Entertainment(b) 32 88 114 NA Adj. EBITDA Margin 13% 24% 27% Confections(b) 42 39 38 (8%) Adj. EBITDA Margin 19% 20% 19% Corporate Expenses (23) (26) (28) Public Company Costs - (9) (9) Pro Forma Adjusted EBITDA(b)   $51 $92 $115 $130 - $140 90% % margin 11% 16% 18% 17.6% - 18.4% % growth 31% 79% 25%(c) 41% - 52% With respect to Non-GAAP financial measures, see slide 1 “Non-GAAP Financial Measures” under “Disclaimer” and reconciliation set forth in Appendix slide 39. YoY growth versus LTM Q1 2020.

Pro Forma Adjusted EBITDA Reconciliation Net income excludes public company costs; 2020 – LTM 4/3/21 pro forma adjustments assume $9 million of public company costs. ($ in thousands) 2019A 2020A LTM 4/3/21 21 Outlook Net income (a) 8,802 83,654 106,604 Interest expense, net 13,139 11,656 12,670 Income tax expense, net 4,923 688 5,545 Depreciation and amortization 4,693 4,193 4,079 Transaction costs 1,084 378 410 Sponsor management fees & expenses 2,271 2,199 1,882 Non-cash and non-operating (gains) losses 2,372 (2,958) (6,579) Miscellaneous non-core costs 2,339 1,221 939 Loss/(gain) on derivative instruments, net (1,308) 9 (1,531) Loss on sale of subsidiaries 13,151 - - Adjusted EBITDA $51,466 $101,040 $124,019 $139,000-$149,000 Public company costs (a) - 9,000 9,000 9,000 Pro Forma Adjusted EBITDA $51,466 $92,040 $115,019 $130,000-$140,000